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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 1, 2003

                                 GOAMERICA, INC.


               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-29359               22-3693371
----------------------------   ----------------------   --------------------
(State or Other Jurisdiction  (Commission File Number)  (IRS Employer
            of Incorporation)                            Identification No.)



     433 HACKENSACK AVENUE, HACKENSACK NJ             07601
     ------------------------------------             -----
   (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code (201) 996-1717
       -----------------------------------------------------------------


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ITEM 5. OTHER EVENTS

GoAmerica, Inc. (the "Company") issued a press release regarding its anticipated continued listing on The Nasdaq SmallCap Market pursuant to the temporary exception from compliance with Nasdaq's one dollar minimum bid price requirement (Nasdaq Marketplace Rule 4310(c)(4)) that Nasdaq granted the Company on October 21, 2003.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1 Press Release of GoAmerica, Inc. dated December 1, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GOAMERICA, INC.





                        By: /s/ Daniel R. Luis
                           ----------------------------
                                Daniel R. Luis
                                Chief Executive Officer



Dated: December 1, 2003

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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION

99.1          Press Release of GoAmerica, Inc. dated December 1, 2003.



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